Exhibit 10.7

GCT SEMICONDUCTOR, INC.

FORM OF NOTICE OF GRANT OF STOCK OPTION – US OPTIONEE

Notice is hereby given of the following option grant (the “Option”) to purchase shares of the Common Stock of GCT Semiconductor, Inc. (the “Corporation”):

Optionee:

Grant Date:

Vesting Commencement Date:

Exercise Price: $ per share

Number of Option Shares:	shares of Common Stock

Expiration Date:

Type of Option:	Incentive Stock Option

Non-Statutory Stock Option

Date Exercisable: Immediately Exercisable

Vesting Schedule: The Option Shares shall initially be unvested and subject to repurchase by the Corporation at the lower of (i) the Exercise Price paid per share or (ii) the Fair Market Value per share at the time of Optionee’s cessation of Service. Optionee shall acquire a vested interest in, and the Corporation’s repurchase right shall accordingly lapse with respect to, (i) twenty-five percent (25%) of the Option Shares upon Optionee’s completion of one (1) year of Service measured from the Vesting Commencement Date and (ii) the balance of the Option Shares in a series of thirty-six (36) successive equal monthly installments upon Optionee’s completion of each additional month of Service over the thirty-six (36)-month period measured from the first anniversary of the Vesting Commencement Date. The Option shall not become exercisable for any additional Option Shares following Optionee’s cessation of Service, except to the extent (if any) specifically authorized by the Plan Administrator in its sole discretion pursuant to an express written agreement with Optionee.

Optionee understands and agrees that the Option is granted subject to and in accordance with the terms of the GCT Semiconductor, Inc. 2010 Stock Option/Stock Issuance Plan (the “Plan”). Optionee further agrees to be bound by the terms of the Plan, the terms of the Option as set forth in the Stock Option Agreement attached hereto as Exhibit A and the Code Section 409A Waiver and Release attached hereto as Exhibit B. Optionee understands that any Option Shares purchased under the Option will be subject to the terms set forth in the Stock

Purchase Agreement attached hereto as Exhibit C. Optionee hereby acknowledges receipt of a copy of the Plan in the form attached hereto as Exhibit D.

REPURCHASE RIGHTS. OPTIONEE HEREBY AGREES THAT ALL OPTION SHARES ACQUIRED UPON THE EXERCISE OF THE OPTION SHALL BE SUBJECT TO CERTAIN REPURCHASE RIGHTS AND RIGHTS OF FIRST REFUSAL EXERCISABLE BY THE CORPORATION AND ITS ASSIGNS. THE TERMS OF SUCH RIGHTS ARE SPECIFIED IN THE ATTACHED STOCK PURCHASE AGREEMENT.

At Will Employment. Nothing in this Notice or in the attached Stock Option Agreement or Plan shall confer upon Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining Optionee) or of Optionee, which rights are hereby expressly reserved by each, to terminate Optionee’s Service at any time for any reason, with or without cause.

Definitions. All capitalized terms in this Notice shall have the meaning assigned to them in this Notice or in the attached Stock Option Agreement.

DATED:                     ,

GCT SEMICONDUCTOR, INC.

By:

Title:

, OPTIONEE

Address:

Attachments:

Exhibit A - Stock Option Agreement

Exhibit B - Code Section 409A Waiver and Release

Exhibit C - Stock Purchase Agreement

Exhibit D - 2010 Stock Option/Stock Issuance Plan

GCT SEMICONDUCTOR, INC.

FORM OF STOCK OPTION AGREEMENT – US OPTIONEE

RECITALS

A. The Board has adopted the Plan for the purpose of retaining the services of selected Employees, non-employee members of the Board or the board of directors of any Parent or Subsidiary and consultants and other independent advisors in the service of the Corporation (or any Parent or Subsidiary).

B. Optionee is to render valuable services to the Corporation (or a Parent or Subsidiary), and this Agreement is executed pursuant to, and is intended to carry out the purposes of, the Plan in connection with the Corporation’s grant of an option to Optionee.

C. All capitalized terms in this Agreement shall have the meaning assigned to them in the attached Appendix.

NOW, THEREFORE, it is hereby agreed as follows:

1. Grant of Option. The Corporation hereby grants to Optionee, as of the Grant Date, an option to purchase up to the number of Option Shares specified in the Grant Notice. The Option Shares shall be purchasable from time to time during the option term specified in Paragraph 2 at the Exercise Price.

2. Option Term. This option shall have a term of ten (10) years measured from the Grant Date and shall accordingly expire at the close of business on the Expiration Date, unless sooner terminated in accordance with Paragraph 5 or 6.

3. Limited Transferability.

(a) This option, together with the Option Shares during the period prior to exercise, shall be neither transferable nor assignable by Optionee other than by will or the laws of inheritance following Optionee’s death and may be exercised, during Optionee’s lifetime, only by Optionee. However, Optionee may designate one or more Family Members as the beneficiary or beneficiaries of this option, and this option shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon Optionee’s death while holding this option. Such beneficiary or beneficiaries shall take the transferred option subject to all the terms and conditions of this Agreement, including (without limitation) the limited time period during which this option may, pursuant to Paragraph 5, be exercised following Optionee’s death.

(b) If this option is designated a Non-Statutory Option in the Grant Notice, then this option, together with the unexercised Option Shares, shall be subject to the same transfer restrictions as set forth in Paragraph 3(a), except that such option, together with the underlying unexercised Option Shares, may be assigned in whole or in part during the

Optionee’s lifetime by gift or pursuant to a domestic relations order to one or more of Optionee’s Family Members or to a trust established for the exclusive benefit of Optionee and/or one or more such Family Members. The assigned portion shall be exercisable only by the person or persons who acquire a proprietary interest in the option pursuant to such assignment. The terms applicable to the assigned portion shall be the same as those in effect for this option immediately prior to such assignment.

(c) Prior to the date the Corporation first becomes subject to the reporting requirements of Section 13 or 15(d) of the 1934 Act, this option, together with the underlying unexercised Option Shares, shall not be the subject of any short position, put equivalent position (as such term is defined in Rule 16a-1(h) under the 1934 Act) or call equivalent position (as such term is defined Rule 16a-1(b) of the 1934 Act).

(d) Except as otherwise provided in Paragraph 3(a) or 3(b), until the date the Corporation first becomes subject to the reporting requirements of Section 13 or 15(d) of the 1934 Act, this option, together with the underlying unexercised Option Shares, shall not be the subject of any pledges, gifts, hypothecations or other transfers, other than pursuant to the Corporation’s repurchase rights or in connection with a Change in Control in which this option, together with all other options outstanding under the Plan at such time, shall terminate and cease to be outstanding.

4. Dates of Exercise. This option shall become exercisable for the Option Shares in one or more installments as specified in the Grant Notice. As the option becomes exercisable for such installments, those installments shall accumulate, and the option shall remain exercisable for the accumulated installments until the Expiration Date or sooner termination of the option term under Paragraph 5 or 6.

5. Cessation of Service. The option term specified in Paragraph 2 shall terminate (and this option shall cease to be outstanding) prior to the Expiration Date should any of the following provisions become applicable:

(a) Should Optionee cease to remain in Service for any reason (other than death, Disability or Misconduct) while this option is outstanding, then Optionee (or any person or persons to whom this option is transferred pursuant to a permitted transfer under Paragraph 3) shall have a period of three (3) months (commencing with the date of such cessation of Service) during which to exercise this option, but in no event shall this option be exercisable at any time after the Expiration Date.

(b) Should Optionee die while this option is outstanding, then the personal representative of Optionee’s estate or the person or persons to whom the option is transferred pursuant to Optionee’s will or the laws of inheritance following Optionee’s death or, if applicable, the person to whom the option is transferred during Optionee’s lifetime pursuant to a permitted transfer under Paragraph 3 shall have the right to exercise this option. However, if Optionee dies while holding this option and has an effective beneficiary designation in effect for this option at the time of his or her death, then the designated beneficiary or beneficiaries shall have the exclusive right to exercise this option following Optionee’s death. Any such right to exercise this option shall lapse, and this option shall cease to be outstanding, upon the earlier of (i) the expiration of the twelve (12)-month period measured from the date of Optionee’s death or (ii) the Expiration Date.

(c) Should Optionee cease Service by reason of Disability while this option is outstanding, then Optionee (or any person or persons to whom this option is transferred pursuant to a permitted transfer under Paragraph 3) shall have a period of twelve (12) months (commencing with the date of such cessation of Service) during which to exercise this option. In no event shall this option be exercisable at any time after the Expiration Date.

Note: Exercise of this option on a date later than three (3) months following cessation of Service due to Disability will result in loss of favorable Incentive Option treatment, unless such Disability constitutes Permanent Disability. In the event that Incentive Option treatment is not available, this option will be taxed as a Non-Statutory Option upon exercise.

(d) During the limited period of post-Service exercisability, this option may not be exercised in the aggregate for more than the number of Option Shares in which Optionee is, at the time of Optionee’s cessation of Service, vested pursuant to the Vesting Schedule specified in the Grant Notice or the special vesting acceleration provisions of Paragraph 6. No additional Option Shares shall vest, whether pursuant to the normal Vesting Schedule specified in the Grant Notice or the special vesting acceleration provisions of Paragraph 6, following Optionee’s cessation of Service, except to the extent (if any) specifically authorized by the Plan Administrator pursuant to an express written agreement with Optionee. Upon the expiration of such limited exercise period or (if earlier) upon the Expiration Date, this option shall terminate and cease to be outstanding for any vested Option Shares for which the option has not been exercised.

(e) Should Optionee’s Service be terminated for Misconduct or should Optionee otherwise engage in Misconduct while this option is outstanding, then this option shall terminate immediately and cease to remain outstanding.

6. Change in Control.

(a) Should a Change in Control occur during the Optionee’s period of Service, then the Option Shares at the time subject to this option but not otherwise vested shall automatically vest in full so that this option shall, immediately prior to the effective date of the Change in Control, become exercisable for all of the Option Shares as fully vested shares and may be exercised for any or all of those Option Shares as vested shares. However, the Option Shares shall not vest on such an accelerated basis if and to the extent: (i) this option is assumed by the successor corporation (or parent thereof) or otherwise continued in full force and effect pursuant to the terms of the Change in Control transaction and the Corporation’s repurchase rights with respect to the unvested Option Shares purchasable under this option are assigned to such successor corporation (or parent thereof) or otherwise continued in effect or (ii) this option is to be replaced with a cash retention program of the successor corporation which preserves the spread existing on the unvested Option Shares at the time of the Change in Control (the excess of the Fair Market Value of those Option Shares over the Exercise Price payable for such shares) and provides for subsequent payout of that spread in accordance with the same Vesting Schedule applicable to those unvested Option Shares as set forth in the Grant Notice or (iii) such accelerated vesting is otherwise precluded pursuant to the provisions of Paragraph 5(d) above.

(b) Immediately following the Change in Control, this option shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof) or otherwise continued in full force and effect pursuant to the terms of the Change in Control transaction.

(c) If this option is assumed in connection with a Change in Control or otherwise continued in effect, then this option shall be appropriately adjusted, immediately after such Change in Control, to apply to the number and class of securities which would have been issuable to Optionee in consummation of such Change in Control had the option been exercised immediately prior to such Change in Control, and appropriate adjustments shall also be made to the Exercise Price, provided the aggregate Exercise Price shall remain the same. To the extent that the actual holders of the Corporation’s outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Change in Control, the successor corporation may, in connection with the assumption or continuation of this option, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Change in Control.

(d) This Agreement shall not in any way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

7. Adjustment in Option Shares. In the event of any of the following transactions affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration: any stock split, stock dividend, spin-off transaction, extraordinary distribution (whether in cash, securities or other property), recapitalization, combination of shares, exchange of shares or other similar transaction affecting the Common Stock without the Corporation’s receipt of consideration or in the event of a substantial reduction to the value of the outstanding shares of Common Stock as a result of a spin-off transaction or extraordinary distribution, then equitable adjustments shall be made to (i) the total number and/or class of securities subject to this option and (ii) the Exercise Price. The adjustments shall be made by the Plan Administrator in such manner as the Plan Administrator deems appropriate in order to reflect such change, and those adjustments shall be final, binding and conclusive.

8. Stockholder Rights. The holder of this option shall not have any stockholder rights with respect to the Option Shares until such person shall have exercised the option, paid the Exercise Price and become the record holder of the purchased shares.

9. Manner of Exercising Option.

(a) In order to exercise this option with respect to all or any part of the Option Shares for which this option is at the time exercisable, Optionee (or any other person or persons exercising the option) must take the following actions:

(i) Execute and deliver to the Corporation a Purchase Agreement for the Option Shares for which the option is exercised.

(ii) Pay the aggregate Exercise Price for the purchased shares in one or more of the following forms:

(A) cash or check made payable to the Corporation; or

(B) a promissory note payable to the Corporation, but only to the extent authorized by the Plan Administrator in accordance with Paragraph 14.

Should the Common Stock be registered under Section 12 of the 1934 Act at the time the option is exercised, then the Exercise Price may also be paid as follows:

(C) in shares of Common Stock valued at Fair Market Value on the Exercise Date and held by Optionee (or any other person or persons exercising the option) for the period (if any) necessary to avoid a charge to the Corporation’s earnings for financial reporting purposes; or

(D) to the extent the option is exercised for vested Option Shares, through a special sale and remittance procedure pursuant to which Optionee (or any other person or persons exercising the option) shall concurrently provide irrevocable instructions (a) to a brokerage firm (reasonably satisfactory to the Corporation for purposes of administering such procedure in compliance with any applicable pre-clearance or pre-notification requirements) to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Exercise Price payable for the purchased shares plus all applicable income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm on such settlement date in order to complete the sale.

Except to the extent the sale and remittance procedure is utilized in connection with the option exercise, payment of the Exercise Price must accompany the Purchase Agreement delivered to the Corporation in connection with the option exercise.

(iii) Furnish to the Corporation appropriate documentation that the person or persons exercising the option (if other than Optionee) have the right to exercise this option.

(iv) Execute and deliver to the Corporation such written representations as may be requested by the Corporation in order for it to comply with the applicable requirements of applicable securities laws.

(v) Make appropriate arrangements with the Corporation (or Parent or Subsidiary employing or retaining Optionee) for the satisfaction of all applicable income and employment tax withholding requirements applicable to the option exercise.

(b) As soon as practical after the Exercise Date, the Corporation shall issue to or on behalf of Optionee (or any other person or persons exercising this option) a certificate for the purchased Option Shares, with the appropriate legends affixed thereto.

(c) In no event may this option be exercised for any fractional shares.

10. REPURCHASE RIGHTS. ALL OPTION SHARES ACQUIRED UPON THE EXERCISE OF THIS OPTION SHALL BE SUBJECT TO CERTAIN RIGHTS OF THE CORPORATION AND ITS ASSIGNS TO REPURCHASE THOSE SHARES IN ACCORDANCE WITH THE TERMS SPECIFIED IN THE PURCHASE AGREEMENT.

11. Compliance with Laws and Regulations.

(a) The exercise of this option and the issuance of the Option Shares upon such exercise shall be subject to compliance by the Corporation and Optionee with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange on which the Common Stock may be listed for trading at the time of such exercise and issuance.

(b) The inability of the Corporation to obtain approval from any regulatory body having authority deemed by the Corporation to be necessary to the lawful issuance and sale of any Common Stock pursuant to this option shall relieve the Corporation of any liability with respect to the non-issuance or sale of the Common Stock as to which such approval shall not have been obtained. The Corporation, however, shall use its best efforts to obtain all such approvals.

12. Successors and Assigns. Except to the extent otherwise provided in Paragraphs 3 and 6, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Corporation and its successors and assigns and Optionee, Optionee’s assigns and the legal representatives, heirs and legatees of Optionee’s estate.

13. Notices. Any notice required to be given or delivered to the Corporation under the terms of this Agreement shall be in writing and addressed to the Corporation at its principal corporate offices. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated below Optionee’s signature line on the Grant Notice. All notices shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

14. Financing. The Plan Administrator may, in its absolute discretion and without any obligation to do so, permit Optionee to pay the Exercise Price for the purchased Option Shares by delivering a full-recourse promissory note bearing interest at a market rate and secured by those Option Shares. The payment schedule in effect for any such promissory note shall be established by the Plan Administrator in its sole discretion.

15. Construction. This Agreement and the option evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the terms of the Plan. All decisions of the Plan Administrator with respect to any question or issue arising under the Plan or this Agreement shall be conclusive and binding on all persons having an interest in this option.

16. Governing Law. The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of California without resort to that State’s conflict-of-laws rules.

17. Stockholder Approval. If the Option Shares covered by this Agreement exceed, as of the Grant Date, the number of shares of Common Stock which may be issued under the Plan as last approved by the stockholders, then this option shall be void with respect to such excess shares, unless stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock issuable under the Plan is obtained in accordance with the provisions of the Plan.

18. Additional Terms Applicable to an Incentive Option. In the event this option is designated an Incentive Option in the Grant Notice, the following terms and conditions shall also apply to the grant:

(a) This option shall cease to qualify for favorable tax treatment as an Incentive Option if (and to the extent) this option is exercised for one or more Option Shares: (i) more than three (3) months after the date Optionee ceases to be an Employee for any reason other than death or Permanent Disability or (ii) more than twelve (12) months after the date Optionee ceases to be an Employee by reason of Permanent Disability.

(b) This option shall not become exercisable in the calendar year in which granted if (and to the extent) the aggregate Fair Market Value (determined at the Grant Date) of the Common Stock for which this option would otherwise first become exercisable in such calendar year would, when added to the aggregate value (determined as of the respective date or dates of grant) of the Common Stock and any other securities for which one or more other Incentive Options granted to Optionee prior to the Grant Date (whether under the Plan or any other option plan of the Corporation or any Parent or Subsidiary) first become exercisable during the same calendar year, exceed One Hundred Thousand Dollars ($100,000) in the aggregate. To the extent the exercisability of this option is deferred by reason of the foregoing limitation, the deferred portion shall become exercisable in the first calendar year or years thereafter in which the One Hundred Thousand Dollar ($100,000) limitation of this Paragraph 18(b) would not be contravened, but such deferral shall in all events end immediately prior to the effective date of a Change in Control in which this option is not to be assumed or otherwise continued in effect, whereupon the option shall become immediately exercisable as a Non-Statutory Option for the deferred portion of the Option Shares.

(c) Should Optionee hold, in addition to this option, one or more other options to purchase Common Stock which become exercisable for the first time in the same calendar year as this option, then for purposes of the foregoing limitations on the exercisability of such options as Incentive Options, this option and each of those other options shall be deemed to become first exercisable in that calendar year on the basis of the chronological order in which they were granted, except to the extent otherwise provided under applicable law or regulation.

APPENDIX

The following definitions shall be in effect under the Agreement:

A. Agreement shall mean this Stock Option Agreement.

B. Board shall mean the Corporation’s Board of Directors.

C. Change in Control shall mean a change in ownership or control of the Corporation effected through any of the following transactions:

(i) a merger, consolidation or other reorganization approved by the Corporation’s stockholders, unless securities representing more than fifty percent (50%) of the total combined voting power of the voting securities of the successor corporation are immediately thereafter beneficially owned, directly or indirectly and in substantially the same proportion, by the persons who beneficially owned the Corporation’s outstanding voting securities immediately prior to such transaction, or

(ii) a stockholder-approved sale, transfer or other disposition of all or substantially all of the Corporation’s assets in liquidation or dissolution of the Corporation, or

(iii) the acquisition, directly or indirectly by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation’s outstanding securities pursuant to a tender or exchange offer made directly to the Corporation’s stockholders.

In no event shall any public offering of the Corporation’s securities be deemed to constitute a Change in Control.

D. Code shall mean the Internal Revenue Code of 1986, as amended.

E. Common Stock shall mean the Corporation’s common stock.

F. Corporation shall mean GCT Semiconductor, Inc., a Delaware corporation, and any successor corporation to all or substantially all of the assets or voting stock of GCT Semiconductor, Inc. which shall by appropriate action assume this option.

G. Disability shall mean the inability of Optionee to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment and shall be determined by the Plan Administrator on the basis of such medical evidence as the Plan Administrator deems warranted under the circumstances. Disability shall be deemed to constitute Permanent Disability in the event that such Disability is expected to result in death or has lasted or can be expected to last for a continuous period of twelve (12) months or more.

H. Employee shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

I. Exercise Date shall mean the date on which the option shall have been exercised in accordance with Paragraph 9 of the Agreement.

J. Exercise Price shall mean the exercise price payable per Option Share as specified in the Grant Notice.

K. Expiration Date shall mean the date on which the option expires as specified in the Grant Notice.

L. Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

(i) If the Common Stock is at the time traded on the Nasdaq Global or Global Select Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as the price is reported by the National Association of Securities Dealers for that particular Stock Exchange and published in The Wall Street Journal. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(ii) If the Common Stock is at the time listed on any other Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange and published in The Wall Street Journal. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(iii) If the Common Stock is not at the time listed on any Stock Exchange, then the Fair Market Value shall be determined by the Plan Administrator through the reasonable application of a reasonable valuation method that takes into account the applicable valuation factors set forth in the Treasury Regulations issued under Section 409A of the Code; provided, however, that if the option is designated Incentive Option in the Grant Notice, then such

Fair Market Value shall be determined in accordance with the standards of Section 422 and the applicable Treasury Regulations thereunder.

M. Family Member shall mean any of the following members of the Optionee’s family: any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law.

N. Grant Date shall mean the date of grant of the option as specified in the Grant Notice.

O. Grant Notice shall mean the Notice of Grant of Stock Option accompanying the Agreement, pursuant to which Optionee has been informed of the basic terms of the option evidenced hereby.

P. Incentive Option shall mean an option which satisfies the requirements of Code Section 422.

Q. Misconduct shall mean the commission of any act of fraud, embezzlement or dishonesty by Optionee, any unauthorized use or disclosure by Optionee of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by Optionee adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not in any way preclude or restrict the right of the Corporation (or any Parent or Subsidiary) to discharge or dismiss Optionee or any other person in the Service of the Corporation (or any Parent or Subsidiary) for any other acts or omissions, but such other acts or omissions shall not be deemed, for purposes of the Plan or this Agreement, to constitute grounds for termination for Misconduct.

R. 1934 Act shall mean the Securities Exchange Act of 1934, as amended.

S. Non-Statutory Option shall mean an option not intended to satisfy the requirements of Code Section 422.

T. Option Shares shall mean the number of shares of Common Stock subject to the option.

U. Optionee shall mean the person to whom the option is granted as specified in the Grant Notice.

V. Parent shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

W. Plan shall mean the Corporation’s 2010 Stock Option/Stock Issuance Plan.

X. Plan Administrator shall mean either the Board or a committee of the Board acting in its capacity as administrator of the Plan.

Y. Purchase Agreement shall mean the stock purchase agreement in substantially the form of Exhibit C to the Grant Notice.

Z. Service shall mean Optionee’s performance of services for the Corporation (or any Parent or Subsidiary, whether now existing or subsequently established) in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor. For purposes of this Agreement, Optionee shall be deemed to cease Service immediately upon the occurrence of the either of the following events: (i) Optionee no longer performs services in any of the foregoing capacities for the Corporation or any Parent or Subsidiary or (ii) the entity for which Optionee is performing such services ceases to remain a Parent or Subsidiary of the Corporation, even though Optionee may subsequently continue to perform services for that entity. Service shall not be deemed to cease during a period of military leave, sick leave or other personal leave approved by the Corporation; provided, however, that should such leave of absence exceed three (3) months, then for purposes of determining the period within which the Option (if designated as an Incentive Option in the Grant Notice) may be exercised as such an Incentive Option under the federal tax laws, Optionee’s Service shall be deemed to cease on the first day immediately following the expiration of such three (3)-month period, unless Optionee is provided with the right to return to Service following such leave either by statute or by written contract. Except to the extent otherwise required by law or expressly authorized by the Plan Administrator or by the Corporation’s written policy on leaves of absence, no Service credit shall be given for vesting purposes for any period Optionee is on a leave of absence.

AA. Stock Exchange shall mean the American Stock Exchange, the Nasdaq Global or Global Select Market or the New York Stock Exchange.

BB. Subsidiary shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

CC. Vesting Schedule shall mean the vesting schedule specified in the Grant Notice pursuant to which the Optionee is to vest in the Option Shares in a series of installments over his or her period of Service.

GCT SEMICONDUCTOR, INC.

FORM OF STOCK PURCHASE AGREEMENT – US OPTIONEE

AGREEMENT made this         day of             , 20        by and between GCT Semiconductor, Inc., a Delaware corporation, and                     , Optionee under the Corporation’s 2010 Stock Option/Stock Issuance Plan.

All capitalized terms in this Agreement shall have the meaning assigned to them in this Agreement or in the attached Appendix.

A.	EXERCISE OF OPTION

1. Exercise. Optionee hereby purchases             shares of Common Stock (the “Purchased Shares”) pursuant to that certain option (the “Option”) granted Optionee on             ,             (the “Grant Date”) to purchase up to             shares of Common Stock (the “Option Shares”) under the Plan at the exercise price of $            per share (the “Exercise Price”).

2. Payment. Concurrently with the delivery of this Agreement to the Corporation, Optionee shall pay the Exercise Price for the Purchased Shares in accordance with the provisions of the Option Agreement and shall deliver whatever additional documents may be required by the Option Agreement as a condition for exercise, together with a duly-executed blank Assignment Separate from Certificate (in the form attached hereto as Exhibit I) with respect to the Purchased Shares.

3. Stockholder Rights. Until such time as the Corporation exercises the Repurchase Right or the First Refusal Right, Optionee (or any successor in interest) shall have all the rights of a stockholder (including voting, dividend and liquidation rights) with respect to the Purchased Shares, subject, however, to the transfer restrictions of Articles B and C.

B.	SECURITIES LAW COMPLIANCE

4. Restricted Securities. The Purchased Shares have not been registered under the 1933 Act and are being issued to Optionee in reliance upon the exemption from such registration provided by SEC Rule 701 for stock issuances under compensatory benefit plans such as the Plan. Optionee hereby confirms that Optionee has been informed that the Purchased Shares are restricted securities under the 1933 Act and may not be resold or transferred unless the Purchased Shares are first registered under the Federal securities laws or unless an exemption from such registration is available. Accordingly, Optionee hereby acknowledges that Optionee is acquiring the Purchased Shares for investment purposes only and not with a view to resale and is prepared to hold the Purchased Shares for an indefinite period and that Optionee is aware that SEC Rule 144 issued under the 1933 Act which exempts certain resales of unrestricted securities is not presently available to exempt the resale of the Purchased Shares from the registration requirements of the 1933 Act.

5. Restrictions on Disposition of Purchased Shares. Optionee shall make no disposition of the Purchased Shares (other than a Permitted Transfer) unless and until there is compliance with all of the following requirements:

(i) Optionee shall have provided the Corporation with a written summary of the terms and conditions of the proposed disposition.

(ii) Optionee shall have complied with all requirements of this Agreement applicable to the disposition of the Purchased Shares.

(iii) Optionee shall have provided the Corporation with written assurances, in form and substance satisfactory to the Corporation, that (a) the proposed disposition does not require registration of the Purchased Shares under the 1933 Act or (b) all appropriate action necessary for compliance with the registration requirements of the 1933 Act or any exemption from registration available under the 1933 Act (including Rule 144) has been taken.

The Corporation shall not be required (i) to transfer on its books any Purchased Shares which have been sold or transferred in violation of the provisions of this Agreement or (ii) to treat as the owner of the Purchased Shares, or otherwise to accord voting, dividend or liquidation rights to, any transferee to whom the Purchased Shares have been transferred in contravention of this Agreement.

6. Restrictive Legends. The stock certificates for the Purchased Shares shall be endorsed with one or more of the following restrictive legends:

“The shares represented by this certificate have not been registered under the Securities Act of 1933. The shares may not be sold or offered for sale in the absence of (a) an effective registration statement for the shares under such Act, (b) a ‘no action’ letter of the Securities and Exchange Commission with respect to such sale or offer or (c) satisfactory assurances to the Corporation that registration under such Act is not required with respect to such sale or offer.”

“The shares represented by this certificate are subject to certain repurchase rights and rights of first refusal granted to the Corporation and accordingly may not be sold, assigned, transferred, encumbered, or in any manner disposed of except in conformity with the terms of a written agreement dated             , 20        between the Corporation and the registered holder of the shares (or the predecessor in interest to the shares). A copy of such agreement is maintained at the Corporation’s principal corporate offices.”

C.	TRANSFER RESTRICTIONS

7. Restriction on Transfer. Except for any Permitted Transfer, Optionee shall not transfer, assign, encumber or otherwise dispose of any of the Purchased Shares which are subject to the Repurchase Right. In addition, Purchased Shares which are released from the

Repurchase Right shall not be transferred, assigned, encumbered or otherwise disposed of in contravention of the First Refusal Right or the Market Stand-Off.

8. Transferee Obligations. Each person (other than the Corporation) to whom the Purchased Shares are transferred by means of a Permitted Transfer must, as a condition precedent to the validity of such transfer, acknowledge in writing to the Corporation that such person is bound by the provisions of this Agreement and that the transferred shares are subject to (i) the Repurchase Right, (ii) the First Refusal Right and (iii) the Market Stand-Off, to the same extent such shares would be so subject if retained by Optionee.

9. Market Stand-Off.

(a) In connection with any underwritten public offering by the Corporation of its equity securities pursuant to an effective registration statement filed under the 1933 Act, including the Corporation’s initial public offering, Owner shall not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to, any Purchased Shares without the prior written consent of the Corporation or its underwriters. Such restriction (the “Market Stand-Off”) shall be in effect for such period of time from and after the effective date of the final prospectus for the offering as may be requested by the Corporation or such underwriters. In no event, however, shall such period exceed one hundred eighty (180) days, and the Market Stand-Off shall in no event be applicable to any underwritten public offering effected more than two (2) years after the effective date of the Corporation’s initial public offering.

(b) Owner shall be subject to the Market Stand-Off provided and only if the officers and directors of the Corporation are also subject to similar restrictions.

(c) Any new, substituted or additional securities which are by reason of any Recapitalization or Reorganization distributed with respect to the Purchased Shares shall be immediately subject to the Market Stand-Off, to the same extent the Purchased Shares are at such time covered by such provisions.

(d) In order to enforce the Market Stand-Off, the Corporation may impose stop-transfer instructions with respect to the Purchased Shares until the end of the applicable stand-off period.

D.	REPURCHASE RIGHT

10. Grant. The Corporation is hereby granted the right (the “Repurchase Right”), exercisable at any time during the sixty (60)-day period following the date Optionee ceases for any reason to remain in Service or (if later) during the sixty (60)-day period following the execution date of this Agreement, to repurchase at the Repurchase Price any or all of the Purchased Shares in which Optionee is not, at the time of his or her cessation of Service, vested in accordance with the Vesting Schedule applicable to those shares or the special vesting acceleration provisions of Paragraph D.6 of this Agreement (such shares to be hereinafter referred to as the “Unvested Shares”).

11. Exercise of the Repurchase Right. The Repurchase Right shall be exercisable by written notice delivered to each Owner of the Unvested Shares prior to the expiration of the sixty (60)-day exercise period. The notice shall indicate the number of Unvested Shares to be repurchased, the Repurchase Price to be paid per share and the date on which the repurchase is to be effected, such date to be not more than thirty (30) days after the date of such notice. The certificates representing the Unvested Shares to be repurchased shall be delivered to the Corporation on the closing date specified for the repurchase. Concurrently with the receipt of such stock certificates, the Corporation shall pay to Owner, in cash or cash equivalents (including the cancellation of any purchase-money indebtedness), an amount equal to the Repurchase Price for the Unvested Shares which are to be repurchased from Owner.

12. Termination of the Repurchase Right. The Repurchase Right shall terminate with respect to any Unvested Shares for which it is not timely exercised under Paragraph D.2. In addition, the Repurchase Right shall terminate and cease to be exercisable with respect to any and all Purchased Shares in which Optionee vests in accordance with the Vesting Schedule. All Purchased Shares as to which the Repurchase Right lapses shall, however, remain subject to (i) the First Refusal Right and (ii) the Market Stand-Off.

13. Aggregate Vesting Limitation. If the Option is exercised in more than one increment so that Optionee is a party to one or more other Stock Purchase Agreements (the “Prior Purchase Agreements”) which are executed prior to the date of this Agreement, then the total number of Purchased Shares as to which Optionee shall be deemed to have a fully-vested interest under this Agreement and all Prior Purchase Agreements shall not exceed in the aggregate the number of Purchased Shares in which Optionee would otherwise at the time be vested, in accordance with the Vesting Schedule, had all the Purchased Shares (including those acquired under the Prior Purchase Agreements) been acquired exclusively under this Agreement.

14. Recapitalization. Any new, substituted or additional securities or other property (including cash paid other than as a regular cash dividend) which is by reason of any Recapitalization distributed with respect to the Purchased Shares shall be immediately subject to the Repurchase Right and any escrow requirements hereunder, but only to the extent the Purchased Shares are at the time covered by such right or escrow requirements. Appropriate adjustments to reflect such distribution shall be made to the number and/or class of Purchased

Shares subject to this Agreement and to the Repurchase Price per share to be paid upon the exercise of the Repurchase Right in order to reflect the effect of any such Recapitalization upon the Corporation’s capital structure; provided, however, that the aggregate Repurchase Price shall remain the same.

15. Change in Control.

(a) The Repurchase Right shall automatically terminate in its entirety, and all the Purchased Shares shall vest in full, immediately prior to the consummation of any Change in Control, except to the extent the Repurchase Right is to be assigned to the successor entity in such Change in Control or otherwise continued in full force and effect pursuant to the terms of the Change in Control transaction.

(b) To the extent the Repurchase Right remains in effect following a Change in Control, such right shall apply to any new securities or other property (including any cash payments) received in exchange for the Purchased Shares in consummation of the Change in Control, but only to the extent the Purchased Shares are at the time covered by such right. Appropriate adjustments shall be made to the Repurchase Price per share payable upon exercise of the Repurchase Right to reflect the effect (if any) of the Change in Control upon the Corporation’s capital structure; provided, however, that the aggregate Repurchase Price shall remain the same. The new securities or other property (including any cash payments) issued or distributed with respect to the Purchased Shares in consummation of the Change in Control shall be immediately deposited in escrow with the Corporation (or the successor entity) and shall not be released from escrow until Optionee vests in such securities or other property in accordance with the same Vesting Schedule in effect for the Purchased Shares.

E.	RIGHT OF FIRST REFUSAL

16. Grant. The Corporation is hereby granted the right of first refusal (the “First Refusal Right”), exercisable in connection with any proposed transfer of the Purchased Shares in which Optionee has vested in accordance with the provisions of Article D. For purposes of this Article E, the term “transfer” shall include any sale, assignment, pledge, encumbrance or other disposition of the Purchased Shares intended to be made by Owner, but shall not include any Permitted Transfer.

17. Notice of Intended Disposition. In the event any Owner of Purchased Shares in which Optionee has vested desires to accept a bona fide third-party offer for the transfer of any or all of such shares (the Purchased Shares subject to such offer to be hereinafter referred to as the “Target Shares”), Owner shall promptly (i) deliver to the Corporation written notice (the “Disposition Notice”) of the terms of the offer, including the purchase price and the identity of the third-party offeror, and (ii) provide satisfactory proof that the disposition of the Target Shares to such third-party offeror would not be in contravention of the provisions set forth in Articles B and C.

18. Exercise of the First Refusal Right. The Corporation shall, for a period of twenty-five (25) days following receipt of the Disposition Notice, have the right to repurchase any or all of the Target Shares subject to the Disposition Notice upon the same terms as those specified therein or upon such other terms (not materially different from those specified in the Disposition Notice) to which Owner consents. Such right shall be exercisable by delivery of written notice (the “Exercise Notice”) to Owner prior to the expiration of the twenty-five (25)-day exercise period. If such right is exercised with respect to all the Target Shares, then the Corporation shall effect the repurchase of such shares, including payment of the purchase price, not more than five (5) business days after delivery of the Exercise Notice; and at such time the certificates representing the Target Shares shall be delivered to the Corporation.

Should the purchase price specified in the Disposition Notice be payable in property other than cash or evidences of indebtedness, the Corporation shall have the right to pay the purchase price in the form of cash equal in amount to the value of such property. If Owner and the Corporation cannot agree on such cash value within ten (10) days after the Corporation’s receipt of the Disposition Notice, the valuation shall be made by an appraiser of recognized standing selected by Owner and the Corporation or, if they cannot agree on an appraiser within twenty (20) days after the Corporation’s receipt of the Disposition Notice, each shall select an appraiser of recognized standing and the two (2) appraisers shall designate a third appraiser of recognized standing, whose appraisal shall be determinative of such value. The cost of such appraisal shall be shared equally by Owner and the Corporation. The closing shall then be held on the later of (i) the fifth (5th) business day following delivery of the Exercise Notice or (ii) the fifth (5th) business day after such valuation shall have been made.

19. Non-Exercise of the First Refusal Right. In the event the Exercise Notice is not given to Owner prior to the expiration of the twenty-five (25)-day exercise period, Owner shall have a period of thirty (30) days thereafter in which to sell or otherwise dispose of the Target Shares to the third-party offeror identified in the Disposition Notice upon terms (including the purchase price) no more favorable to such third-party offeror than those specified in the Disposition Notice; provided, however, that any such sale or disposition must not be effected in contravention of the provisions of Articles B and C. The third-party offeror shall acquire the Target Shares subject to the First Refusal Right and the provisions and restrictions of Article B and Paragraph C.3, and any subsequent disposition of the acquired shares must be effected in compliance with the terms and conditions of such First Refusal Right and the provisions and restrictions of Article B and Paragraph C.3. In the event Owner does not effect such sale or disposition of the Target Shares within the specified thirty (30)-day period, the First Refusal Right shall continue to be applicable to any subsequent disposition of the Target Shares by Owner until such right lapses.

20. Partial Exercise of the First Refusal Right. In the event the Corporation makes a timely exercise of the First Refusal Right with respect to a portion, but not all, of the Target Shares specified in the Disposition Notice, Owner shall have the option, exercisable by written notice to the Corporation delivered within five (5) business days after Owner’s receipt of the Exercise Notice, to effect the sale of the Target Shares pursuant to either of the following alternatives:

(i) sale or other disposition of all the Target Shares to the third-party offeror identified in the Disposition Notice, but in full compliance with the requirements of Paragraph E.4, as if the Corporation did not exercise the First Refusal Right; or

(ii) sale to the Corporation of the portion of the Target Shares which the Corporation has elected to purchase, such sale to be effected in substantial conformity with the provisions of Paragraph E.3. The First Refusal Right shall continue to be applicable to any subsequent disposition of the remaining Target Shares until such right lapses.

Owner’s failure to deliver timely notification to the Corporation shall be deemed to be an election by Owner to sell the Target Shares pursuant to alternative (i) above.

21. Recapitalization/Reorganization.

(a) Any new, substituted or additional securities or other property which is by reason of any Recapitalization distributed with respect to the Purchased Shares shall be immediately subject to the First Refusal Right, but only to the extent the Purchased Shares are at the time covered by such right.

(b) In the event of a Reorganization, the First Refusal Right shall remain in full force and effect and shall apply to the new capital stock or other property received in exchange for the Purchased Shares in consummation of the Reorganization, but only to the extent the Purchased Shares are at the time covered by such right.

22. Lapse. The First Refusal Right shall lapse upon the earliest to occur of (i) the first date on which shares of the Common Stock are held of record by more than five hundred (500) persons, (ii) a determination made by the Board that a public market exists for the outstanding shares of Common Stock or (iii) a firm commitment underwritten public offering, pursuant to an effective registration statement under the 1933 Act, covering the offer and sale of the Common Stock in the aggregate amount of at least twenty million dollars ($20,000,000). However, the Market Stand-Off shall continue to remain in full force and effect following the lapse of the First Refusal Right.

F.	SPECIAL TAX ELECTION

The acquisition of the Purchased Shares may result in adverse tax consequences which may be avoided or mitigated by filing an election under Code Section 83(b). Such election must be filed within thirty (30) days after the date of this Agreement. A description of the tax consequences applicable to the acquisition of the Purchased Shares and the form for making the Code Section 83(b) election are set forth in Exhibit II. OPTIONEE SHOULD CONSULT WITH HIS OR HER TAX ADVISOR TO DETERMINE THE TAX CONSEQUENCES OF ACQUIRING THE PURCHASED SHARES AND THE ADVANTAGES AND DISADVANTAGES OF FILING THE CODE SECTION 83(b) ELECTION. OPTIONEE ACKNOWLEDGES THAT IT IS OPTIONEE’S SOLE

RESPONSIBILITY, AND NOT THE CORPORATION’S, TO FILE A TIMELY ELECTION UNDER CODE SECTION 83(b), EVEN IF OPTIONEE REQUESTS THE CORPORATION OR ITS REPRESENTATIVES TO MAKE THIS FILING ON HIS OR HER BEHALF.

G.	GENERAL PROVISIONS

23. Assignment. The Corporation may assign the Repurchase Right and/or the First Refusal Right to any person or entity selected by the Board, including (without limitation) one or more stockholders of the Corporation.

24. At Will Employment. Nothing in this Agreement or in the Plan shall confer upon Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining Optionee) or of Optionee, which rights are hereby expressly reserved by each, to terminate Optionee’s Service at any time for any reason, with or without cause.

25. Notices. Any notice required to be given under this Agreement shall be in writing and shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, registered or certified, postage prepaid and properly addressed to the party entitled to such notice at the address indicated below such party’s signature line on this Agreement or at such other address as such party may designate by ten (10) days advance written notice under this paragraph to all other parties to this Agreement.

26. No Waiver. The failure of the Corporation in any instance to exercise the Repurchase Right or the First Refusal Right shall not constitute a waiver of any other repurchase rights and/or rights of first refusal that may subsequently arise under the provisions of this Agreement or any other agreement between the Corporation and Optionee. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature.

27. Cancellation of Shares. If the Corporation shall make available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Purchased Shares to be repurchased in accordance with the provisions of this Agreement, then from and after such time, the person from whom such shares are to be repurchased shall no longer have any rights as a holder of such shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such shares shall be deemed purchased in accordance with the applicable provisions hereof, and the Corporation shall be deemed the owner and holder of such shares, whether or not the certificates therefor have been delivered as required by this Agreement.

H.	MISCELLANEOUS PROVISIONS

28. Optionee Undertaking. Optionee hereby agrees to take whatever additional action and execute whatever additional documents the Corporation may deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on either Optionee or the Purchased Shares pursuant to the provisions of this Agreement.

29. Agreement is Entire Contract. This Agreement constitutes the entire contract between the parties hereto with regard to the subject matter hereof. This Agreement is made pursuant to the provisions of the Plan and shall in all respects be construed in conformity with the terms of the Plan.

30. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California without resort to that State’s conflict-of-laws rules.

31. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

32. Successors and Assigns. The provisions of this Agreement shall inure to the benefit of, and be binding upon, the Corporation and its successors and assigns and upon Optionee, Optionee’s permitted assigns and the legal representatives, heirs and legatees of Optionee’s estate, whether or not any such person shall have become a party to this Agreement and have agreed in writing to join herein and be bound by the terms hereof.

IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first indicated above.

GCT SEMICONDUCTOR, INC.

By:

Title:

Address:

, OPTIONEE

Address:

SPOUSAL ACKNOWLEDGMENT

The undersigned spouse of Optionee has read and hereby approves the foregoing Stock Purchase Agreement. In consideration of the Corporation’s granting Optionee the right to acquire the Purchased Shares in accordance with the terms of such Agreement, the undersigned hereby agrees to be irrevocably bound by all the terms of such Agreement, including (without limitation) the right of the Corporation (or its assigns) to purchase any Purchased Shares in which Optionee is not vested at time of his or her cessation of Service.

OPTIONEE’S SPOUSE

Address:

EXHIBIT I

ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED                    hereby sell(s), assign(s) and transfer(s) unto GCT Semiconductor, Inc. (the “Corporation”),                    (            ) shares of the Common Stock of the Corporation standing in his or her name on the books of the Corporation represented by Certificate No.                     herewith and do(es) hereby irrevocably constitute and appoint                     Attorney to transfer the said stock on the books of the Corporation with full power of substitution in the premises.

Dated:

Signature  ___________________________________

Instruction: Please do not fill in any blanks other than the signature line. Please sign exactly as you would like your name to appear on the issued stock certificate. The purpose of this assignment is to enable the Corporation to exercise the Repurchase Right without requiring additional signatures on the part of Optionee.

EXHIBIT II

FEDERAL INCOME TAX CONSEQUENCES AND

SECTION 83(B) TAX ELECTION

I. Federal Income Tax Consequences and Section 83(b) Election For Exercise of Non-Statutory Option. If the Purchased Shares are acquired pursuant to the exercise of a Non-Statutory Option, as specified in the Grant Notice, then under Code Section 83, the excess of the Fair Market Value of the Purchased Shares on the date any forfeiture restrictions applicable to such shares lapse over the Exercise Price paid for those shares will be reportable as ordinary income on the lapse date. For this purpose, the term “forfeiture restrictions” includes the right of the Corporation to repurchase the Purchased Shares pursuant to the Repurchase Right. However, Optionee may elect under Code Section 83(b) to be taxed at the time the Purchased Shares are acquired, rather than when and as such Purchased Shares cease to be subject to such forfeiture restrictions. Such election must be filed with the Internal Revenue Service within thirty (30) days after the date of the Agreement. Even if the Fair Market Value of the Purchased Shares on the date of the Agreement equals the Exercise Price paid (and thus no tax is payable), the election must be made to avoid adverse tax consequences in the future. The form for making this election is attached as part of this exhibit. FAILURE TO MAKE THIS FILING WITHIN THE APPLICABLE THIRTY (30)-DAY PERIOD WILL RESULT IN THE RECOGNITION OF ORDINARY INCOME BY OPTIONEE AS THE FORFEITURE RESTRICTIONS LAPSE.

II. Federal Income Tax Consequences and Conditional Section 83(b) Election For Exercise of Incentive Option. If the Purchased Shares are acquired pursuant to the exercise of an Incentive Option, as specified in the Grant Notice, then the following tax principles shall be applicable to the Purchased Shares:

(i) For regular tax purposes, no taxable income will be recognized at the time the Option is exercised.

(ii) The excess of (a) the Fair Market Value of the Purchased Shares on the date the Option is exercised or (if later) on the date any forfeiture restrictions applicable to the Purchased Shares lapse over (b) the Exercise Price paid for the Purchased Shares will be includible in Optionee’s taxable income for alternative minimum tax purposes.

(iii) If Optionee makes a disqualifying disposition of the Purchased Shares, then Optionee will recognize ordinary income in the year of such disposition equal in amount to the excess of (a) the Fair Market Value of the Purchased Shares on the date the Option is exercised or (if later) on the date any forfeiture restrictions applicable to the Purchased Shares lapse over (b) the Exercise Price paid for the Purchased Shares. Any additional gain recognized upon the disqualifying disposition will be either short-term or long-term capital gain depending upon the period for which the Purchased Shares are held prior to the disposition.

(iv) For purposes of the foregoing, the term “forfeiture restrictions” will include the right of the Corporation to repurchase the Purchased Shares pursuant to the Repurchase Right. The term “disqualifying disposition” means any sale or other disposition1 of the Purchased Shares within two (2) years after the Grant Date or within one (1) year after the exercise date of the Option.

(v) The Code Section 83(b) election will be effective in limiting the Optionee’s alternative minimum taxable income to the excess of the Fair Market Value of the Purchased Shares at the time the Option is exercised over the Exercise Price paid for those shares.

Page 2 of the attached form for making the election should be filed with any election made in connection with the exercise of an Incentive Option.

[1]

Generally, a disposition of shares purchased under an Incentive Option includes any transfer of legal title, including a transfer by sale, exchange or gift, but does not include a transfer to the Optionee’s spouse, a transfer into joint ownership with right of survivorship if Optionee remains one of the joint owners, a pledge, a transfer by bequest or inheritance or certain tax-free exchanges permitted under the Code.

SECTION 83(B) ELECTION

This statement is being made under Section 83(b) of the Internal Revenue Code, pursuant to Treas. Reg. Section 1.83-2.

(1)	The taxpayer who performed the services is:

Name:

Address:

Taxpayer Ident. No.:

(2)	The property with respect to which the election is being made is shares of the common stock of GCT Semiconductor, Inc.

(3)	The property was issued on , .

(4)	The taxable year in which the election is being made is the calendar year .

(5)

The property is subject to a repurchase right pursuant to which the issuer has the right to acquire the property at the lower of the purchase price paid per share or the fair market value per share, if for any reason taxpayer’s service with the issuer terminates. The issuer’s repurchase right will lapse in a series of annual and monthly installments over a four (4)-year period ending on             , 20        .

(6)	The fair market value at the time of transfer (determined without regard to any restriction other than a restriction which by its terms will never lapse) is $ per share.

(7)	The amount paid for such property is $ per share.

(8)	A copy of this statement was furnished to GCT Semiconductor, Inc. for whom taxpayer rendered the services underlying the transfer of property.

(9)	This statement is executed on , .

Spouse (if any)	Taxpayer

This election must be filed with the Internal Revenue Service Center with which taxpayer files his or her Federal income tax returns and must be made within thirty (30) days after the execution date of the Stock Purchase Agreement. This filing should be made by registered or certified mail, return receipt requested. Optionee must retain two (2) copies of the completed form for filing with his or her Federal and state tax returns for the current tax year and an additional copy for his or her records.

The property described in the above Section 83(b) election is comprised of shares of common stock acquired pursuant to the exercise of an incentive stock option under Section 422 of the Internal Revenue Code (the “Code”). Accordingly, the purpose of this election is to have the alternative minimum taxable income attributable to the purchased shares measured by the amount by which the fair market value of such shares at the time of their transfer to the Taxpayer exceeds the purchase price paid for the shares. In the absence of this election, such alternative minimum taxable income would be measured by the spread between the fair market value of the purchased shares and the purchase price which exists on the various lapse dates in effect for the forfeiture restrictions applicable to such shares.

THIS PAGE 2 IS TO BE ATTACHED TO ANY SECTION 83(b) ELECTION FILED IN CONNECTION WITH THE EXERCISE OF AN INCENTIVE STOCK OPTION UNDER THE FEDERAL TAX LAWS.

APPENDIX

The following definitions shall be in effect under the Agreement:

A. Agreement shall mean this Stock Purchase Agreement.

B. Board shall mean the Corporation’s Board of Directors.

C. Change in Control shall mean a change in ownership or control of the Corporation effected through any of the following transactions:

(i) a merger, consolidation or other reorganization approved by the Corporation’s stockholders, unless securities representing more than fifty percent (50%) of the total combined voting power of the voting securities of the successor corporation are immediately thereafter beneficially owned, directly or indirectly and in substantially the same proportion, by the persons who beneficially owned the Corporation’s outstanding voting securities immediately prior to such transaction, or

(ii) a stockholder-approved sale, transfer or other disposition of all or substantially all of the Corporation’s assets in liquidation or dissolution of the Corporation, or

(iii) the acquisition, directly or indirectly by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation’s outstanding securities pursuant to a tender or exchange offer made directly to the Corporation’s stockholders.

In no event shall any public offering of the Corporation’s securities be deemed to constitute a Change in Control.

D. Code shall mean the Internal Revenue Code of 1986, as amended.

E. Common Stock shall mean the Corporation’s common stock.

F. Corporation shall mean GCT Semiconductor, Inc., a Delaware corporation, and any successor corporation to all or substantially all of the assets or voting stock of GCT Semiconductor, Inc. which shall by appropriate action adopt the Plan.

G. Disposition Notice shall have the meaning assigned to such term in Paragraph E.2.

H. Exercise Price shall have the meaning assigned to such term in Paragraph A.1.

I. Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

(i) If the Common Stock is at the time traded on the Nasdaq Global or Global Select Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers for that particular Stock Exchange and published in The Wall Street Journal. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(ii) If the Common Stock is at the time listed on any other Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange and published in The Wall Street Journal. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(iii) If the Common Stock is not at the time listed on any Stock Exchange, then the Fair Market Value shall be determined by the Plan Administrator through the reasonable application of a reasonable valuation method that takes into account the applicable valuation factors set forth in the Treasury Regulations issued under Section 409A of the Code.

J. Family Member shall mean any of the following members of the Optionee’s family: any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law.

K. First Refusal Right shall mean the right granted to the Corporation in accordance with Article E.

L. Grant Date shall have the meaning assigned to such term in Paragraph A.1.

M. Grant Notice shall mean the Notice of Grant of Stock Option pursuant to which Optionee has been informed of the basic terms of the Option.

N. Incentive Option shall mean an option which satisfies the requirements of Code Section 422.

O. Market Stand-Off shall mean the market stand-off restriction specified in Paragraph C.3.

P. 1933 Act shall mean the Securities Act of 1933, as amended.

Q. 1934 Act shall mean the Securities Exchange Act of 1934, as amended.

R. Non-Statutory Option shall mean an option not intended to satisfy the requirements of Code Section 422.

S. Option shall have the meaning assigned to such term in Paragraph A.1.

T. Option Agreement shall mean all agreements and other documents evidencing the Option.

U. Optionee shall mean the person to whom the Option is granted under the Plan.

V. Owner shall mean Optionee and all subsequent holders of the Purchased Shares who derive their chain of ownership through a Permitted Transfer from Optionee.

W. Parent shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

X. Permitted Transfer shall mean (i) a gratuitous transfer of the Purchased Shares to one or more of the Optionee’s Family Members or to a trust established for Optionee or one or more such Family Members, provided and only if Optionee obtains the Corporation’s prior written consent to such transfer, (ii) a transfer of title to the Purchased Shares effected pursuant to Optionee’s will or the laws of inheritance following Optionee’s death or (iii) a transfer to the Corporation in pledge as security for any purchase-money indebtedness incurred by Optionee in connection with the acquisition of the Purchased Shares.

Y. Plan shall mean the Corporation’s 2010 Stock Option/Stock Issuance Plan.

Z. Plan Administrator shall mean either the Board or a committee of the Board acting in its capacity as administrator of the Plan.

AA. Prior Purchase Agreement shall have the meaning assigned to such term in Paragraph D.4.

BB. Purchased Shares shall have the meaning assigned to such term in Paragraph A.1.

CC. Recapitalization shall mean any of the following transactions affecting the Corporation’s outstanding Common Stock as a class without the Corporation’s receipt of consideration: any stock split, stock dividend, spin-off transaction, extraordinary distribution (whether in cash, securities or other property), recapitalization, combination of shares, exchange of shares or other similar transaction affecting the Common Stock without the Corporation’s receipt of consideration.

DD. Reorganization shall mean any of the following transactions:

(i) a merger or consolidation in which the Corporation is not the surviving entity,

(ii) a sale, transfer or other disposition of all or substantially all of the Corporation’s assets,

(iii) a reverse merger in which the Corporation is the surviving entity but in which the Corporation’s outstanding voting securities are transferred in whole or in part to a person or persons different from the persons holding those securities immediately prior to the merger, or

(iv) any transaction effected primarily to change the state in which the Corporation is incorporated or to create a holding company structure.

EE. Repurchase Price shall mean the lower of (i) the Exercise Price or (ii) the Fair Market Value per share of Common Stock on the date of Optionee’s cessation of Service.

FF. Repurchase Right shall mean the right granted to the Corporation in accordance with Article D.

GG. SEC shall mean the Securities and Exchange Commission.

HH. Service shall mean Optionee’s performance of services for the Corporation (or any Parent or Subsidiary, whether now existing or subsequently established) in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor. For purposes of this Agreement, Optionee shall be deemed to cease Service immediately upon the occurrence of the either of the following events: (i) Optionee no longer performs services in any of the foregoing capacities for the Corporation or any Parent or Subsidiary or (ii) the entity for which Optionee is performing such services ceases to remain a Parent or Subsidiary of the Corporation, even though Optionee may subsequently continue to perform services for that entity. Service shall not be deemed to cease during a period of military leave, sick leave or other personal leave approved by the Corporation. However, except to the extent otherwise required by law or expressly authorized by the Plan Administrator or by the

Corporation’s written policy on leaves of absence, no Service credit shall be given for vesting purposes for any period Optionee is on a leave of absence.

II. Stock Exchange shall mean the American Stock Exchange, the Nasdaq Global or Global Select Market or the New York Stock Exchange.

JJ. Subsidiary shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

KK. Target Shares shall have the meaning assigned to such term in Paragraph E.2.

LL. Unvested Shares shall have the meaning assigned to such term in Paragraph D.1.

MM. Vesting Schedule shall mean the vesting schedule specified in the Grant Notice pursuant to which Optionee is to vest in the Option Shares in a series of installments over his or her period of Service.

GCT SEMICONDUCTOR, INC.

FORM OF NOTICE OF GRANT OF STOCK OPTION – KOREA OPTIONEE

Notice is hereby given of the following option grant (the “Option”) to purchase shares of the Common Stock of GCT Semiconductor, Inc. (the “Corporation”):

Optionee:

Grant Date:

Vesting Commencement Date:

Exercise Price: $ per share

Number of Option Shares: shares of Common Stock

Expiration Date: Type of Option:	Incentive Stock Option

Non-Statutory Stock Option

Date Exercisable: The option shall become exercisable with respect to, (i) twenty-five percent (25%) of the Option Shares upon Optionee’s completion of one (1) year of Service measured from the Vesting Commencement Date and (ii) the balance of the Option Shares in a series of thirty-six (36) successive equal monthly installments upon Optionee’s completion of each additional month of Service over the thirty-six (36)-month period measured from the first anniversary of the Vesting Commencement Date. The Option shall not become exercisable for any additional Option Shares following Optionee’s cessation of Service, except to the extent (if any) specifically authorized by the Plan Administrator in its sole discretion pursuant to an express written agreement with Optionee.

Optionee understands and agrees that the Option is granted subject to and in accordance with the terms of the GCT Semiconductor, Inc. 2010 Stock Option/Stock Issuance Plan (the “Plan”). Optionee further agrees to be bound by the terms of the Plan, the terms of the Option as set forth in the Stock Option Agreement attached hereto as Exhibit A and the Code Section 409A Waiver and Release attached hereto as Exhibit B. Optionee understands that any Option Shares purchased under the Option will be subject to the terms set forth in the Stock Purchase Agreement attached hereto as Exhibit C. Optionee hereby acknowledges receipt of a copy of the Plan in the form attached hereto as Exhibit D.

FIRST REFUSAL RIGHTS. OPTIONEE HEREBY AGREES THAT ALL OPTION SHARES ACQUIRED UPON THE EXERCISE OF THE OPTION SHALL BE SUBJECT TO CERTAIN RIGHTS OF FIRST REFUSAL EXERCISABLE BY THE

CORPORATION AND ITS ASSIGNS. THE TERMS OF SUCH RIGHTS ARE SPECIFIED IN THE ATTACHED STOCK PURCHASE AGREEMENT.

At Will Employment. Nothing in this Notice or in the attached Stock Option Agreement or Plan shall confer upon Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining Optionee) or of Optionee, which rights are hereby expressly reserved by each, to terminate Optionee’s Service at any time for any reason, with or without cause.

Definitions. All capitalized terms in this Notice shall have the meaning assigned to them in this Notice or in the attached Stock Option Agreement.

DATED:             ,

GCT SEMICONDUCTOR, INC.
By:

Title:

, OPTIONEE

Address:

Attachments:

Exhibit A - Stock Option Agreement

Exhibit B - Code Section 409A Waiver and Release

Exhibit C - Stock Purchase Agreement

Exhibit D - 2010 Stock Option/Stock Issuance Plan

GCT SEMICONDUCTOR, INC.

FORM OF STOCK OPTION AGREEMENT – KOREA OPTIONEE

RECITALS

A. The Board has adopted the Plan for the purpose of retaining the services of selected Employees, non-employee members of the Board or the board of directors of any Parent or Subsidiary and consultants and other independent advisors in the service of the Corporation (or any Parent or Subsidiary).

B. Optionee is to render valuable services to the Corporation (or a Parent or Subsidiary), and this Agreement is executed pursuant to, and is intended to carry out the purposes of, the Plan in connection with the Corporation’s grant of an option to Optionee.

C. All capitalized terms in this Agreement shall have the meaning assigned to them in the attached Appendix.

NOW, THEREFORE, it is hereby agreed as follows:

1. Grant of Option. The Corporation hereby grants to Optionee, as of the Grant Date, an option to purchase up to the number of Option Shares specified in the Grant Notice. The Option Shares shall be purchasable from time to time during the option term specified in Paragraph 2 at the Exercise Price.

2. Option Term. This option shall have a term of ten (10) years measured from the Grant Date and shall accordingly expire at the close of business on the Expiration Date, unless sooner terminated in accordance with Paragraph 5 or 6.

3. Limited Transferability.

(a) This option, together with the Option Shares during the period prior to exercise, shall be neither transferable nor assignable by Optionee other than by will or the laws of inheritance following Optionee’s death and may be exercised, during Optionee’s lifetime, only by Optionee.

(b) Prior to the date the Corporation first becomes subject to the reporting requirements of Section 13 or 15(d) of the 1934 Act, this option, together with the underlying unexercised Option Shares, shall not be the subject of any short position, put equivalent position (as such term is defined in Rule 16a-1(h) under the 1934 Act) or call equivalent position (as such term is defined Rule 16a-1(b) of the 1934 Act).

(c) Except as otherwise provided in Paragraph 3(a) or 3(b), until the date the Corporation first becomes subject to the reporting requirements of Section 13 or 15(d) of the 1934 Act, this option, together with the underlying unexercised Option Shares, shall not be the subject of any pledges, gifts, hypothecations or other transfers, other than in connection with a Change in Control in which this option, together with all other options outstanding under the Plan at such time, shall terminate and cease to be outstanding.

4. Dates of Exercise. This option shall become exercisable for the Option Shares in one or more installments as specified in the Grant Notice. As the option becomes exercisable for such installments, those installments shall accumulate, and the option shall remain exercisable for the accumulated installments until the Expiration Date or sooner termination of the option term under Paragraph 5 or 6.

5. Cessation of Service. The option term specified in Paragraph 2 shall terminate (and this option shall cease to be outstanding) prior to the Expiration Date should any of the following provisions become applicable:

(a) Should Optionee cease to remain in Service for any reason (other than death, Disability or Misconduct) while this option is outstanding, then Optionee shall have a period of three (3) months (commencing with the date of such cessation of Service) during which to exercise this option, but in no event shall this option be exercisable at any time after the Expiration Date.

(b) Should Optionee die while this option is outstanding, then the personal representative of Optionee’s estate or the person or persons to whom the option is transferred pursuant to Optionee’s will or the laws of inheritance following Optionee’s death shall have the right to exercise this option. Any such right to exercise this option shall lapse, and this option shall cease to be outstanding, upon the earlier of (i) the expiration of the twelve (12)-month period measured from the date of Optionee’s death or (ii) the Expiration Date.

(c) Should Optionee cease Service by reason of Disability while this option is outstanding, then Optionee shall have a period of twelve (12) months (commencing with the date of such cessation of Service) during which to exercise this option. In no event shall this option be exercisable at any time after the Expiration Date.

Note: Exercise of this option on a date later than three (3) months following cessation of Service due to Disability will result in loss of favorable Incentive Option treatment, unless such Disability constitutes Permanent Disability. In the event that Incentive Option treatment is not available, this option will be taxed as a Non-Statutory Option upon exercise.

(d) During the limited period of post-Service exercisability, this option may not be exercised in the aggregate for more than the number of Option Shares in which Optionee is, at the time of Optionee’s cessation of Service, vested pursuant to the Exercise Schedule specified in the Grant Notice or the special vesting acceleration provisions of Paragraph 6. No additional Option Shares shall vest, whether pursuant to the normal Exercise Schedule specified in the Grant Notice or the special vesting acceleration provisions of Paragraph 6, following Optionee’s cessation of Service, except to the extent (if any) specifically authorized by the Plan Administrator pursuant to an express written agreement with Optionee.

Upon the expiration of such limited exercise period or (if earlier) upon the Expiration Date, this option shall terminate and cease to be outstanding for any vested Option Shares for which the option has not been exercised.

(e) Should Optionee’s Service be terminated for Misconduct or should Optionee otherwise engage in Misconduct while this option is outstanding, then this option shall terminate immediately and cease to remain outstanding.

(f) For purposes of this Agreement, the period of Optionee’s Service shall not include any period of notice of cessation of employment, whether expressed or implied. Optionee’s date of cessation of Service shall mean the date upon which Optionee ceases active performance of Services for the Corporation (or any Parent or Subsidiary) following the provision of such notification of termination or resignation from service and shall be determined solely by the Corporation under this Agreement without reference to any other agreement, written or oral, including Optionee’s contract of employment.

6. Change in Control.

(a) Should a Change in Control occur during the Optionee’s period of Service, then the Option Shares at the time subject to this option but not otherwise vested shall automatically vest in full so that this option shall, immediately prior to the effective date of the Change in Control, become exercisable for all of the Option Shares as fully vested shares and may be exercised for any or all of those Option Shares as vested shares. However, the Option Shares shall not vest on such an accelerated basis if and to the extent: (i) this option is assumed by the successor corporation (or parent thereof) or otherwise continued in full force and effect pursuant to the terms of the Change in Control transaction or (ii) this option is to be replaced with a cash retention program of the successor corporation which preserves the spread existing on the unvested Option Shares at the time of the Change in Control (the excess of the Fair Market Value of those Option Shares over the Exercise Price payable for such shares) and provides for the subsequent vesting and payout of that spread in accordance with the same Exercise Schedule applicable to those unvested Option Shares as set forth in the Grant Notice or (iii) such accelerated vesting is otherwise precluded pursuant to the provisions of Paragraph 5(d) above.

(b) Immediately following the Change in Control, this option shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof) or otherwise continued in full force and effect pursuant to the terms of the Change in Control transaction.

(c) If this option is assumed in connection with a Change in Control or otherwise continued in effect, then this option shall be appropriately adjusted, immediately after such Change in Control, to apply to the number and class of securities which would have been issuable to Optionee in consummation of such Change in Control had the option been exercised immediately prior to such Change in Control, and appropriate adjustments shall also be made to the Exercise Price, provided the aggregate Exercise Price shall remain the same. To the extent that the actual holders of the Corporation’s outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Change in Control, the successor corporation may, in connection with the assumption or continuation of this option, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Change in Control.

(d) This Agreement shall not in any way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

7. Adjustment in Option Shares. In the event of any of the following transactions affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration: any stock split, stock dividend, spin-off transaction, extraordinary distribution (whether in cash, securities or other property), recapitalization, combination of shares, exchange of shares or other similar transaction affecting the Common Stock without the Corporation’s receipt of consideration or in the event of a substantial reduction to the value of the outstanding shares of Common Stock as a result of a spin-off transaction or extraordinary distribution, then equitable adjustments shall be made to (i) the total number and/or class of securities subject to this option and (ii) the Exercise Price. The adjustments shall be made by the Plan Administrator in such manner as the Plan Administrator deems appropriate in order to reflect such change, and those adjustments shall be final, binding and conclusive.

8. Stockholder Rights. The holder of this option shall not have any stockholder rights with respect to the Option Shares until such person shall have exercised the option, paid the Exercise Price and become the record holder of the purchased shares.

9. Manner of Exercising Option.

(a) In order to exercise this option with respect to all or any part of the Option Shares for which this option is at the time exercisable, Optionee (or any other person or persons exercising the option) must take the following actions:

(ii) Execute and deliver to the Corporation a Purchase Agreement for the Option Shares for which the option is exercised.

(iii) Pay the aggregate Exercise Price for the purchased shares in one or more of the following forms:

(A) cash or check made payable to the Corporation; or

(B) a promissory note payable to the Corporation, but only to the extent authorized by the Plan Administrator in accordance with Paragraph 14.

Should the Common Stock be registered under Section 12 of the 1934 Act at the time the option is exercised, then the Exercise Price may also be paid as follows:

(C) in shares of Common Stock valued at Fair Market Value on the Exercise Date and held by Optionee (or any other person or persons exercising the option) for the period (if any) necessary to avoid a charge to the Corporation’s earnings for financial reporting purposes; or

(D) through a special sale and remittance procedure pursuant to which Optionee (or any other person or persons exercising the option) shall concurrently provide irrevocable instructions (a) to a brokerage firm (reasonably satisfactory to the Corporation for purposes of administering such procedure in compliance with any applicable pre-clearance or pre-notification requirements) to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Exercise Price payable for the purchased shares plus all applicable income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm on such settlement date in order to complete the sale.

Except to the extent the sale and remittance procedure is utilized in connection with the option exercise, payment of the Exercise Price must accompany the Purchase Agreement delivered to the Corporation in connection with the option exercise.

(iv) Furnish to the Corporation appropriate documentation that the person or persons exercising the option (if other than Optionee) have the right to exercise this option.

(v) Execute and deliver to the Corporation such written representations as may be requested by the Corporation in order for it to comply with the applicable requirements of applicable securities laws.

(vi) Make appropriate arrangements with the Corporation (or Parent or Subsidiary employing or retaining Optionee) for the satisfaction of all applicable income and employment tax withholding requirements applicable to the option exercise.

(b) As soon as practical after the Exercise Date, the Corporation shall issue to or on behalf of Optionee (or any other person or persons exercising this option) a certificate for the purchased Option Shares, with the appropriate legends affixed thereto.

(c) In no event may this option be exercised for any fractional shares.

10. Compliance with Laws and Regulations.

(a) The exercise of this option and the issuance of the Option Shares upon such exercise shall be subject to compliance by the Corporation and Optionee with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange on which the Common Stock may be listed for trading at the time of such exercise and issuance.

(b) The inability of the Corporation to obtain approval from any regulatory body having authority deemed by the Corporation to be necessary to the lawful issuance and sale of any Common Stock pursuant to this option shall relieve the Corporation of any liability with respect to the non-issuance or sale of the Common Stock as to which such approval shall not have been obtained. The Corporation, however, shall use its best efforts to obtain all such approvals.

11. Successors and Assigns. Except to the extent otherwise provided in Paragraphs 3 and 6, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Corporation and its successors and assigns and Optionee, Optionee’s assigns and the legal representatives, heirs and legatees of Optionee’s estate.

12. Notices. Any notice required to be given or delivered to the Corporation under the terms of this Agreement shall be in writing and addressed to the Corporation at its principal corporate offices. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated below Optionee’s signature line on the Grant Notice. All notices shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

13. Financing. The Plan Administrator may, in its absolute discretion and without any obligation to do so, permit Optionee to pay the Exercise Price for the purchased Option Shares by delivering a full-recourse promissory note bearing interest at a market rate and secured by those Option Shares. The payment schedule in effect for any such promissory note shall be established by the Plan Administrator in its sole discretion.

14. Construction. This Agreement and the option evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the terms of the Plan. All decisions of the Plan Administrator with respect to any question or issue arising under the Plan or this Agreement shall be conclusive and binding on all persons having an interest in this option.

15. Governing Law. The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of California without resort to that State’s conflict-of-laws rules.

16. Stockholder Approval. If the Option Shares covered by this Agreement exceed, as of the Grant Date, the number of shares of Common Stock which may be issued under the Plan as last approved by the stockholders, then this option shall be void with respect to such excess shares, unless stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock issuable under the Plan is obtained in accordance with the provisions of the Plan.

17. Additional Terms Applicable to an Incentive Option. In the event this option is designated an Incentive Option in the Grant Notice, the following terms and conditions shall also apply to the grant:

(a) This option shall cease to qualify for favorable tax treatment as an Incentive Option if (and to the extent) this option is exercised for one or more Option Shares: (i) more than three (3) months after the date Optionee ceases to be an Employee for any reason other than death or Permanent Disability or (ii) more than twelve (12) months after the date Optionee ceases to be an Employee by reason of Permanent Disability.

(b) This option shall not become exercisable in the calendar year in which granted if (and to the extent) the aggregate Fair Market Value (determined at the Grant Date) of the Common Stock for which this option would otherwise first become exercisable in such calendar year would, when added to the aggregate value (determined as of the respective date or dates of grant) of the Common Stock and any other securities for which one or more other Incentive Options granted to Optionee prior to the Grant Date (whether under the Plan or any other option plan of the Corporation or any Parent or Subsidiary) first become exercisable during the same calendar year, exceed One Hundred Thousand Dollars ($100,000) in the aggregate. To the extent the exercisability of this option is deferred by reason of the foregoing limitation, the deferred portion shall become exercisable in the first calendar year or years thereafter in which the One Hundred Thousand Dollar ($100,000) limitation of this Paragraph 18(b) would not be contravened, but such deferral shall in all events end immediately prior to the effective date of a Change in Control in which this option is not to be assumed or otherwise continued in effect, whereupon the option shall become immediately exercisable as a Non-Statutory Option for the previously deferred portion of the Option Shares.

(c) Should Optionee hold, in addition to this option, one or more other options to purchase Common Stock which become exercisable for the first time in the same calendar year as this option, then for purposes of the foregoing limitations on the exercisability of such options as Incentive Options, this option and each of those other options shall be deemed to become first exercisable in that calendar year on the basis of the chronological order in which they were granted, except to the extent otherwise provided under applicable law or regulation.

18. Data Privacy.

(a) Optionee hereby explicitly and unambiguously consents to the collection, use, disclosure and transfer, in electronic or other form, of his or her personal data as described in this Agreement by and among, as applicable, his or her employer, the Corporation and its Parent and Subsidiaries for the exclusive purpose of implementing, administering and managing his or her participation in the Plan.

(b) Optionee understands that his or her employer, the Corporation and its Parent and Subsidiaries, as applicable, hold certain personal information about him or her regarding Optionee’s employment, the nature and amount of Optionee’s compensation and the fact and conditions of Optionee’s participation in the Plan, including, but not limited to, his or her name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any equity or directorships held in the Corporation and its Parent and Subsidiaries, details of all options or any other entitlement to equity awarded, canceled, exercised, vested, unvested or outstanding in his or her favor, for the purpose of implementing, administering and managing the Plan (the “Data”). Optionee understands that the Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in his or her country, or elsewhere, and that the recipient’s country may have different data privacy laws and protections than his or her country. Optionee understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting Optionee’s local human resources representative. Optionee authorizes the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing his or her participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party. Optionee understands that the Data will be held only as long as is necessary to implement, administer and manage his or her participation in the Plan. Optionee understands that he or she may, at any time, view the Data, request additional information about the storage and processing of the Data, require any necessary amendments to the Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing his or her local human resources representative. Optionee understands, however, that refusing or withdrawing Optionee’s consent may affect his or her ability to participate in the Plan. For more information on the consequences of Optionee’s refusal to consent or withdrawal of consent, Optionee understands that he or she may contact his or her local human resources representative.

20. No Entitlement Or Claims For Compensation. In accepting the grant of this option, Optionee acknowledges the following:

(vii) The Plan is established voluntarily by the Corporation, the grant of options under the Plan is made at the discretion of the Plan Administrator and the Plan may be modified, amended, suspended or terminated by the Corporation at any time.

(viii) The grant of this option is voluntary and occasional and does not create any contractual or other right to receive future grants of options, or benefits in lieu of options, even if options have been granted repeatedly in the past.

(ix) All decisions with respect to future option grants, if any, will be at the sole discretion of the Plan Administrator.

(x) Optionee is voluntarily participating in the Plan.

(xi) This option is an extraordinary item that does not constitute compensation of any kind for services of any kind rendered to the Corporation or any Parent or Subsidiary (including, as applicable, Optionee’s employer) and which is outside the scope of Optionee’s employment contract, if any.

(xii) This option is not to be considered part of Optionee’s normal or expected compensation or salary for any purpose, including, but not limited to, calculating any severance, resignation, termination, payment in lieu of notice, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.

(xiii) In the event that Optionee’s employer is not the Corporation, the grant of this option will not be interpreted to form an employment contract or relationship with the Corporation and, furthermore, the grant of this option will not be interpreted to form an employment contract with Optionee’s employer or any Parent or Subsidiary of the Corporation.

(xiv) The future value of the underlying Option Shares is unknown and cannot be predicted with certainty.

(xv) Optionee shall have no rights, claim or entitlement to compensation or damages as a result of Optionee’s cessation of employment for any reason whatsoever, whether or not in breach of contract or local labor law, insofar as these rights, claim or entitlement arise or may arise from Optionee’s ceasing to have rights under or be entitled to exercise this option as a result of such cessation or loss or diminution in value of the option or any of the Option Shares purchased through exercise of the option as a result of such cessation, and Optionee irrevocably releases his or her employer, the Corporation and its Parent and Subsidiaries, as applicable, from any such rights, entitlement or claim that may arise. If, notwithstanding the foregoing, any such right or claim is found by a court of competent jurisdiction to have arisen, then, by signing this Agreement, Optionee shall be deemed to have irrevocably waived his or her entitlement to pursue such rights or claim.

APPENDIX

The following definitions shall be in effect under the Agreement:

A. Agreement shall mean this Stock Option Agreement.

B. Board shall mean the Corporation’s Board of Directors.

C. Change in Control shall mean a change in ownership or control of the Corporation effected through any of the following transactions:

a merger, consolidation or other reorganization approved by the Corporation’s stockholders, unless securities representing more than fifty percent (50%) of the total combined voting power of the voting securities of the successor corporation are immediately thereafter beneficially owned, directly or indirectly and in substantially the same proportion, by the persons who beneficially owned the Corporation’s outstanding voting securities immediately prior to such transaction, or a stockholder-approved sale, transfer or other disposition of all or substantially all of the Corporation’s assets in liquidation or dissolution of the Corporation, or the acquisition, directly or indirectly by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation’s outstanding securities pursuant to a tender or exchange offer made directly to the Corporation’s stockholders.

In no event shall any public offering of the Corporation’s securities be deemed to constitute a Change in Control.

D. Code shall mean the Internal Revenue Code of 1986, as amended.

E. Common Stock shall mean the Corporation’s common stock.

F. Corporation shall mean GCT Semiconductor, Inc., a Delaware corporation, and any successor corporation to all or substantially all of the assets or voting stock of GCT Semiconductor, Inc. which shall by appropriate action assume this option.

G. Disability shall mean the inability of Optionee to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment and shall be determined by the Plan Administrator on the basis of such medical evidence as the Plan Administrator deems warranted under the circumstances. Disability shall be deemed to constitute Permanent Disability in the event that such Disability is expected to result in death or has lasted or can be expected to last for a continuous period of twelve (12) months or more.

H. Employee shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

I. Exercise Date shall mean the date on which the option shall have been exercised in accordance with Paragraph 9 of the Agreement.

J. Exercise Price shall mean the exercise price payable per Option Share as specified in the Grant Notice.

K. Exercise Schedule shall mean the exercise schedule specified in the Grant Notice pursuant to which the Optionee is to vest in the Option Shares in a series of installments over his or her period of Service.

L. Expiration Date shall mean the date on which the option expires as specified in the Grant Notice.

M. Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

If the Common Stock is at the time traded on the Nasdaq Global or Global Select Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as the price is reported by the National Association of Securities Dealers for that particular Stock Exchange and published in The Wall Street Journal. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

If the Common Stock is at the time listed on any other Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange and published in The Wall Street Journal. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

If the Common Stock is not at the time listed on any Stock Exchange, then the Fair Market Value shall be determined by the Plan Administrator through the reasonable application of a reasonable valuation method that takes into account the applicable valuation factors set forth in the Treasury Regulations issued under Section 409A of the Code; provided, however, that if the option is designated Incentive Option in the Grant Notice, then such Fair Market Value shall be determined in accordance with the standards of Section 422 and the applicable Treasury Regulations thereunder.

N. Family Member shall mean any of the following members of the Optionee’s family: any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law.

O. Grant Date shall mean the date of grant of the option as specified in the Grant Notice.

P. Grant Notice shall mean the Notice of Grant of Stock Option accompanying the Agreement, pursuant to which Optionee has been informed of the basic terms of the option evidenced hereby.

Q. Incentive Option shall mean an option which satisfies the requirements of Code Section 422.

R. Misconduct shall mean the commission of any act of fraud, embezzlement or dishonesty by Optionee, any unauthorized use or disclosure by Optionee of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by Optionee adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not in any way preclude or restrict the right of the Corporation (or any Parent or Subsidiary) to discharge or dismiss Optionee or any other person in the Service of the Corporation (or any Parent or Subsidiary) for any other acts or omissions, but such other acts or omissions shall not be deemed, for purposes of the Plan or this Agreement, to constitute grounds for termination for Misconduct.

S. 1934 Act shall mean the Securities Exchange Act of 1934, as amended.

T. Non-Statutory Option shall mean an option not intended to satisfy the requirements of Code Section 422.

U. Option Shares shall mean the number of shares of Common Stock subject to the option.

V. Optionee shall mean the person to whom the option is granted as specified in the Grant Notice.

W. Parent shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

X. Plan shall mean the Corporation’s 2010 Stock Option/Stock Issuance Plan.

Y. Plan Administrator shall mean either the Board or a committee of the Board acting in its capacity as administrator of the Plan.

Z. Purchase Agreement shall mean the stock purchase agreement in substantially the form of Exhibit C to the Grant Notice.

AA. Service shall mean Optionee’s performance of services for the Corporation (or any Parent or Subsidiary, whether now existing or subsequently established) in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor. For purposes of this Agreement, Optionee shall be deemed to cease Service immediately upon the occurrence of the either of the following events: (i) Optionee no longer performs services in any of the foregoing capacities for the Corporation or any Parent or Subsidiary or (ii) the entity for which Optionee is performing such services ceases to remain a Parent or Subsidiary of the Corporation, even though Optionee may subsequently continue to perform services for that entity. Service shall not be deemed to cease during a period of military leave, sick leave or other personal leave approved by the Corporation; provided, however, that should such leave of absence exceed three (3) months, then for purposes of determining the period within which the Option (if designated as an Incentive Option in the Grant Notice) may be exercised as such an Incentive Option under the federal tax laws, Optionee’s Service shall be deemed to cease on the first day immediately following the expiration of such three (3)-month period, unless Optionee is provided with the right to return to Service following such leave either by statute or by written contract. Except to the extent otherwise required by law or expressly authorized by the Plan Administrator or by the Corporation’s written policy on leaves of absence, no Service credit shall be given for vesting purposes for any period Optionee is on a leave of absence.

BB. Stock Exchange shall mean the American Stock Exchange, the Nasdaq Global or Global Select Market or the New York Stock Exchange.

CC. Subsidiary shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

GCT SEMICONDUCTOR, INC.

FORM OF STOCK PURCHASE AGREEMENT – KOREA OPTIONEE

AGREEMENT made this         day of             , 20        by and between GCT Semiconductor, Inc., a Delaware corporation, and                     , Optionee under the Corporation’s 2010 Stock Option/Stock Issuance Plan.

All capitalized terms in this Agreement shall have the meaning assigned to them in this Agreement or in the attached Appendix.

B.	EXERCISE OF OPTION

1. Exercise. Optionee hereby purchases             shares of Common Stock (the “Purchased Shares”) pursuant to that certain option (the “Option”) granted Optionee on                     ,             (the “Grant Date”) to purchase up to                     shares of Common Stock (the “Option Shares”) under the Plan at the exercise price of $            per share (the “Exercise Price”).

2. Payment. Concurrently with the delivery of this Agreement to the Corporation, Optionee shall pay the Exercise Price for the Purchased Shares in accordance with the provisions of the Option Agreement and shall deliver whatever additional documents may be required by the Option Agreement as a condition for exercise.

3. Stockholder Rights. Until such time as the Corporation exercises the First Refusal Right, Optionee (or any successor in interest) shall have all the rights of a stockholder (including voting, dividend and liquidation rights) with respect to the Purchased Shares, subject, however, to the transfer restrictions of Articles B and C.

B.	SECURITIES LAW COMPLIANCE

4. Restricted Securities. The Purchased Shares have not been registered under the 1933 Act and are being issued to Optionee in reliance upon the exemption from such registration provided by SEC Rule 701 for stock issuances under compensatory benefit plans such as the Plan. Optionee hereby confirms that Optionee has been informed that the Purchased Shares are restricted securities under the 1933 Act and may not be resold or transferred unless the Purchased Shares are first registered under the Federal securities laws or unless an exemption from such registration is available. Accordingly, Optionee hereby acknowledges that Optionee is acquiring the Purchased Shares for investment purposes only and not with a view to resale and is prepared to hold the Purchased Shares for an indefinite period and that Optionee is aware that SEC Rule 144 issued under the 1933 Act which exempts certain resales of unrestricted securities is not presently available to exempt the resale of the Purchased Shares from the registration requirements of the 1933 Act.

5. Restrictions on Disposition of Purchased Shares. Optionee shall make no disposition of the Purchased Shares (other than a Permitted Transfer) unless and until there is compliance with all of the following requirements:

(i) Optionee shall have provided the Corporation with a written summary of the terms and conditions of the proposed disposition.

(ii) Optionee shall have complied with all requirements of this Agreement applicable to the disposition of the Purchased Shares.

(iii) Optionee shall have provided the Corporation with written assurances, in form and substance satisfactory to the Corporation, that (a) the proposed disposition does not require registration of the Purchased Shares under the 1933 Act or (b) all appropriate action necessary for compliance with the registration requirements of the 1933 Act or any exemption from registration available under the 1933 Act (including Rule 144) has been taken.

The Corporation shall not be required (i) to transfer on its books any Purchased Shares which have been sold or transferred in violation of the provisions of this Agreement or (ii) to treat as the owner of the Purchased Shares, or otherwise to accord voting, dividend or liquidation rights to, any transferee to whom the Purchased Shares have been transferred in contravention of this Agreement.

6. Restrictive Legends. The stock certificates for the Purchased Shares shall be endorsed with one or more of the following restrictive legends:

“The shares represented by this certificate have not been registered under the Securities Act of 1933. The shares may not be sold or offered for sale in the absence of (a) an effective registration statement for the shares under such Act, (b) a ‘no action’ letter of the Securities and Exchange Commission with respect to such sale or offer or (c) satisfactory assurances to the Corporation that registration under such Act is not required with respect to such sale or offer.”

“The shares represented by this certificate are subject to certain rights of first refusal granted to the Corporation and accordingly may not be sold, assigned, transferred, encumbered, or in any manner disposed of except in conformity with the terms of a written agreement dated             , 20        between the Corporation and the registered holder of the shares (or the predecessor in interest to the shares). A copy of such agreement is maintained at the Corporation’s principal corporate offices.”

C.	TRANSFER RESTRICTIONS

7. Restriction on Transfer. Except for any Permitted Transfer, Optionee shall not transfer, assign, encumber or otherwise dispose of any of the Purchased Shares in contravention of the First Refusal Right or the Market Stand-Off.

8. Transferee Obligations. Each person (other than the Corporation) to whom the Purchased Shares are transferred by means of a Permitted Transfer must, as a condition precedent to the validity of such transfer, acknowledge in writing to the Corporation that such person is bound by the provisions of this Agreement and that the transferred shares are subject to (i) the First Refusal Right and (ii) the Market Stand-Off, to the same extent such shares would be so subject if retained by Optionee.

9. Market Stand-Off.

(a) In connection with any underwritten public offering by the Corporation of its equity securities pursuant to an effective registration statement filed under the 1933 Act, including the Corporation’s initial public offering, Owner shall not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to, any Purchased Shares without the prior written consent of the Corporation or its underwriters. Such restriction (the “Market Stand-Off”) shall be in effect for such period of time from and after the effective date of the final prospectus for the offering as may be requested by the Corporation or such underwriters. In no event, however, shall such period exceed one hundred eighty (180) days, and the Market Stand-Off shall in no event be applicable to any underwritten public offering effected more than two (2) years after the effective date of the Corporation’s initial public offering.

(b) Owner shall be subject to the Market Stand-Off provided and only if the officers and directors of the Corporation are also subject to similar restrictions.

(c) Any new, substituted or additional securities which are by reason of any Recapitalization or Reorganization distributed with respect to the Purchased Shares shall be immediately subject to the Market Stand-Off, to the same extent the Purchased Shares are at such time covered by such provisions.

(d) In order to enforce the Market Stand-Off, the Corporation may impose stop-transfer instructions with respect to the Purchased Shares until the end of the applicable stand-off period.

D.	RIGHT OF FIRST REFUSAL

10. Grant. The Corporation is hereby granted the right of first refusal (the “First Refusal Right”), exercisable in connection with any proposed transfer of the Purchased Shares. For purposes of this Article D, the term “transfer” shall include any sale, assignment, pledge, encumbrance or other disposition of the Purchased Shares intended to be made by Owner, but shall not include any Permitted Transfer.

11. Notice of Intended Disposition. In the event any Owner of Purchased Shares desires to accept a bona fide third-party offer for the transfer of any or all of such shares (the Purchased Shares subject to such offer to be hereinafter referred to as the “Target Shares”), Owner shall promptly (i) deliver to the Corporation written notice (the “Disposition Notice”) of the terms of the offer, including the purchase price and the identity of the third-party offeror, and (ii) provide satisfactory proof that the disposition of the Target Shares to such third-party offeror would not be in contravention of the provisions set forth in Articles B and C.

12. Exercise of the First Refusal Right. The Corporation shall, for a period of twenty-five (25) days following receipt of the Disposition Notice, have the right to repurchase any or all of the Target Shares subject to the Disposition Notice upon the same terms as those specified therein or upon such other terms (not materially different from those specified in the Disposition Notice) to which Owner consents. Such right shall be exercisable by delivery of written notice (the “Exercise Notice”) to Owner prior to the expiration of the twenty-five (25)-day exercise period. If such right is exercised with respect to all the Target Shares, then the Corporation shall effect the repurchase of such shares, including payment of the purchase price, not more than five (5) business days after delivery of the Exercise Notice; and at such time the certificates representing the Target Shares shall be delivered to the Corporation.

Should the purchase price specified in the Disposition Notice be payable in property other than cash or evidences of indebtedness, the Corporation shall have the right to pay the purchase price in the form of cash equal in amount to the value of such property. If Owner and the Corporation cannot agree on such cash value within ten (10) days after the Corporation’s receipt of the Disposition Notice, the valuation shall be made by an appraiser of recognized standing selected by Owner and the Corporation or, if they cannot agree on an appraiser within twenty (20) days after the Corporation’s receipt of the Disposition Notice, each shall select an appraiser of recognized standing and the two (2) appraisers shall designate a third appraiser of recognized standing, whose appraisal shall be determinative of such value. The cost of such appraisal shall be shared equally by Owner and the Corporation. The closing shall then be held on the later of (i) the fifth (5th) business day following delivery of the Exercise Notice or (ii) the fifth (5th) business day after such valuation shall have been made.

13. Non-Exercise of the First Refusal Right. In the event the Exercise Notice is not given to Owner prior to the expiration of the twenty-five (25)-day exercise period, Owner shall have a period of thirty (30) days thereafter in which to sell or otherwise dispose of the Target Shares to the third-party offeror identified in the Disposition Notice upon terms (including the purchase price) no more favorable to such third-party offeror than those specified in the Disposition Notice; provided, however, that any such sale or disposition must not be effected in contravention of the provisions of Articles B and C. The third-party offeror shall acquire the Target Shares subject to the First Refusal Right and the provisions and restrictions of Article B and Paragraph C.3, and any subsequent disposition of the acquired shares must be effected in compliance with the terms and conditions of such First Refusal Right and the provisions and restrictions of Article B and Paragraph C.3. In the event Owner does not effect such sale or disposition of the Target Shares within the specified thirty (30)-day period, the First Refusal Right shall continue to be applicable to any subsequent disposition of the Target Shares by Owner until such right lapses.

14. Partial Exercise of the First Refusal Right. In the event the Corporation makes a timely exercise of the First Refusal Right with respect to a portion, but not all, of the Target Shares specified in the Disposition Notice, Owner shall have the option, exercisable by written notice to the Corporation delivered within five (5) business days after Owner’s receipt of the Exercise Notice, to effect the sale of the Target Shares pursuant to either of the following alternatives:

(i) sale or other disposition of all the Target Shares to the third-party offeror identified in the Disposition Notice, but in full compliance with the requirements of Paragraph D.4, as if the Corporation did not exercise the First Refusal Right; or

(ii) sale to the Corporation of the portion of the Target Shares which the Corporation has elected to purchase, such sale to be effected in substantial conformity with the provisions of Paragraph D.3. The First Refusal Right shall continue to be applicable to any subsequent disposition of the remaining Target Shares until such right lapses.

Owner’s failure to deliver timely notification to the Corporation shall be deemed to be an election by Owner to sell the Target Shares pursuant to alternative (i) above.

15. Recapitalization/Reorganization.

(a) Any new, substituted or additional securities or other property which is by reason of any Recapitalization distributed with respect to the Purchased Shares shall be immediately subject to the First Refusal Right, but only to the extent the Purchased Shares are at the time covered by such right.

(b) In the event of a Reorganization, the First Refusal Right shall remain in full force and effect and shall apply to the new capital stock or other property received in exchange for the Purchased Shares in consummation of the Reorganization, but only to the extent the Purchased Shares are at the time covered by such right.

16. Lapse. The First Refusal Right shall lapse upon the earliest to occur of (i) the first date on which shares of the Common Stock are held of record by more than five hundred (500) persons, (ii) a determination made by the Board that a public market exists for the outstanding shares of Common Stock or (iii) a firm commitment underwritten public offering, pursuant to an effective registration statement under the 1933 Act, covering the offer and sale of the Common Stock in the aggregate amount of at least twenty million dollars ($20,000,000). However, the Market Stand-Off shall continue to remain in full force and effect following the lapse of the First Refusal Right.

F.	GENERAL PROVISIONS

17. Assignment. The Corporation may assign the First Refusal Right to any person or entity selected by the Board, including (without limitation) one or more stockholders of the Corporation.

18. At Will Employment. Nothing in this Agreement or in the Plan shall confer upon Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining Optionee) or of Optionee, which rights are hereby expressly reserved by each, to terminate Optionee’s Service at any time for any reason, with or without cause.

19. Notices. Any notice required to be given under this Agreement shall be in writing and shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, registered or certified, postage prepaid and properly addressed to the party entitled to such notice at the address indicated below such party’s signature line on this Agreement or at such other address as such party may designate by ten (10) days advance written notice under this paragraph to all other parties to this Agreement.

20. No Waiver. The failure of the Corporation in any instance to exercise the First Refusal Right shall not constitute a waiver of any other rights of first refusal that may subsequently arise under the provisions of this Agreement or any other agreement between the Corporation and Optionee. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature.

E.	MISCELLANEOUS PROVISIONS

21. Optionee Undertaking. Optionee hereby agrees to take whatever additional action and execute whatever additional documents the Corporation may deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on either Optionee or the Purchased Shares pursuant to the provisions of this Agreement.

22. Agreement is Entire Contract. This Agreement constitutes the entire contract between the parties hereto with regard to the subject matter hereof. This Agreement is made pursuant to the provisions of the Plan and shall in all respects be construed in conformity with the terms of the Plan.

23. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California without resort to that State’s conflict-of-laws rules.

24. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

25. Successors and Assigns. The provisions of this Agreement shall inure to the benefit of, and be binding upon, the Corporation and its successors and assigns and upon Optionee, Optionee’s permitted assigns and the legal representatives, heirs and legatees of Optionee’s estate, whether or not any such person shall have become a party to this Agreement and have agreed in writing to join herein and be bound by the terms hereof.

IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first indicated above.

GCT SEMICONDUCTOR, INC.

By:

Title:

Address:

, OPTIONEE

Address:

APPENDIX

The following definitions shall be in effect under the Agreement:

A. Agreement shall mean this Stock Purchase Agreement.

B. Board shall mean the Corporation’s Board of Directors.

C. Change in Control shall mean a change in ownership or control of the Corporation effected through any of the following transactions:

a merger, consolidation or other reorganization approved by the Corporation’s stockholders, unless securities representing more than fifty percent (50%) of the total combined voting power of the voting securities of the successor corporation are immediately thereafter beneficially owned, directly or indirectly and in substantially the same proportion, by the persons who beneficially owned the Corporation’s outstanding voting securities immediately prior to such transaction, or a stockholder-approved sale, transfer or other disposition of all or substantially all of the Corporation’s assets in liquidation or dissolution of the Corporation, or the acquisition, directly or indirectly by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation’s outstanding securities pursuant to a tender or exchange offer made directly to the Corporation’s stockholders.

In no event shall any public offering of the Corporation’s securities be deemed to constitute a Change in Control.

D. Code shall mean the Internal Revenue Code of 1986, as amended.

E. Common Stock shall mean the Corporation’s common stock.

F. Corporation shall mean GCT Semiconductor, Inc., a Delaware corporation, and any successor corporation to all or substantially all of the assets or voting stock of GCT Semiconductor, Inc. which shall by appropriate action adopt the Plan.

G. Disposition Notice shall have the meaning assigned to such term in Paragraph D.2.

H. Exercise Price shall have the meaning assigned to such term in Paragraph A.1.

I. Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

If the Common Stock is at the time traded on the Nasdaq Global or Global Select Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers for that particular Stock Exchange and published in The Wall Street Journal. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

If the Common Stock is at the time listed on any other Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange and published in The Wall Street Journal. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

If the Common Stock is not at the time listed on any Stock Exchange, then the Fair Market Value shall be determined by the Plan Administrator through the reasonable application of a reasonable valuation method that takes into account the applicable valuation factors set forth in the Treasury Regulations issued under Section 409A of the Code.

J. Family Member shall mean any of the following members of the Optionee’s family: any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law.

K. First Refusal Right shall mean the right granted to the Corporation in accordance with Article D.

L. Grant Date shall have the meaning assigned to such term in Paragraph A.1.

M. Grant Notice shall mean the Notice of Grant of Stock Option pursuant to which Optionee has been informed of the basic terms of the Option.

N. Incentive Option shall mean an option which satisfies the requirements of Code Section 422.

O. Market Stand-Off shall mean the market stand-off restriction specified in Paragraph C.3.

P. 1933 Act shall mean the Securities Act of 1933, as amended.

Q. 1934 Act shall mean the Securities Exchange Act of 1934, as amended.

R. Non-Statutory Option shall mean an option not intended to satisfy the requirements of Code Section 422.

S. Option shall have the meaning assigned to such term in Paragraph A.1.

T. Option Agreement shall mean all agreements and other documents evidencing the Option.

U. Optionee shall mean the person to whom the Option is granted under the Plan.

V. Owner shall mean Optionee and all subsequent holders of the Purchased Shares who derive their chain of ownership through a Permitted Transfer from Optionee.

W. Parent shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

X. Permitted Transfer shall mean (i) a gratuitous transfer of the Purchased Shares to one or more of the Optionee’s Family Members or to a trust established for Optionee or one or more such Family Members, provided and only if Optionee obtains the Corporation’s prior written consent to such transfer, (ii) a transfer of title to the Purchased Shares effected pursuant to Optionee’s will or the laws of inheritance following Optionee’s death or (iii) a transfer to the Corporation in pledge as security for any purchase-money indebtedness incurred by Optionee in connection with the acquisition of the Purchased Shares.

Y. Plan shall mean the Corporation’s 2010 Stock Option/Stock Issuance Plan.

Z. Plan Administrator shall mean either the Board or a committee of the Board acting in its capacity as administrator of the Plan.

AA. Purchased Shares shall have the meaning assigned to such term in Paragraph A.1.

BB. Recapitalization shall mean any of the following transactions affecting the Corporation’s outstanding Common Stock as a class without the Corporation’s receipt of consideration: any stock split, stock dividend, spin-off transaction, extraordinary distribution

(whether in cash, securities or other property), recapitalization, combination of shares, exchange of shares or other similar transaction affecting the Common Stock without the Corporation’s receipt of consideration.

CC. Reorganization shall mean any of the following transactions:

a merger or consolidation in which the Corporation is not the surviving entity,

a sale, transfer or other disposition of all or substantially all of the Corporation’s assets,

a reverse merger in which the Corporation is the surviving entity but in which the Corporation’s outstanding voting securities are transferred in whole or in part to a person or persons different from the persons holding those securities immediately prior to the merger, or any transaction effected primarily to change the state in which the Corporation is incorporated or to create a holding company structure.

DD. SEC shall mean the Securities and Exchange Commission.

EE. Service shall mean Optionee’s performance of services for the Corporation (or any Parent or Subsidiary, whether now existing or subsequently established) in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor. For purposes of this Agreement, Optionee shall be deemed to cease Service immediately upon the occurrence of the either of the following events: (i) Optionee no longer performs services in any of the foregoing capacities for the Corporation or any Parent or Subsidiary or (ii) the entity for which Optionee is performing such services ceases to remain a Parent or Subsidiary of the Corporation, even though Optionee may subsequently continue to perform services for that entity. Service shall not be deemed to cease during a period of military leave, sick leave or other personal leave approved by the Corporation. However, except to the extent otherwise required by law or expressly authorized by the Plan Administrator or by the Corporation’s written policy on leaves of absence, no Service credit shall be given for vesting purposes for any period Optionee is on a leave of absence.

FF. Stock Exchange shall mean the American Stock Exchange, the Nasdaq Global or Global Select Market or the New York Stock Exchange.

GG. Subsidiary shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

HH. Target Shares shall have the meaning assigned to such term in Paragraph D.2.